UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 13, 2000

                          Salix Pharmaceuticals, Ltd.

             (Exact name of registrant as specified in its charter)

       British Virgin Islands        000-23265           94-3267443

         (State of other            (Commission        (I.R.S. Employer
           jurisdiction             File Number)      Identification No.)
        of incorporation)

     3600 West Bayshore Road, Palo Alto, California         94303
        (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code (650) 849-5900

                                 Not applicable

         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

            Attached as Exhibit 99.1 is a press release issued by Salix Pharmaceuticals, Ltd., dated January 17, 2000, announcing that its Board has adopted a Shareholder Protection Rights Agreement containing minor revisions to the one it adopted, but did not implement, in November 1998.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS

            10.24 Shareholder Protection Rights Agreement, dated as of January
                  13, 2000 between Salix Pharmaceuticals, Ltd. and Montreal Trust Company of Canada.

            99.1  Press Release dated January 17, 2000

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 18, 2000

                                   Salix Pharmaceuticals, Ltd.

                                   By:  /s/ Robert P. Ruscher
                                        Robert P. Ruscher
                                        President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------


10.24 Shareholder Protection Rights Agreement, dated as of January 13, 2000 between Salix Pharmaceuticals, Ltd. and Montreal Trust Company of Canada.

99.1         Press Release dated January 17, 2000